UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: September 20, 2007
Date of earliest event reported: September 18, 2007
MARTHA STEWART LIVING OMNIMEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15395	52-2187059

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 WEST 42ND STREET NEW YORK, NY		10036

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 827-8000
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On September 18, 2007, Martha Stewart Living Omnimedia, Inc. (the “Company”) entered into a letter agreement with Martha Stewart to extend that certain Location Rental Agreement, dated as of September 17, 2004, between the parties (the “Rental Agreement”) that was by its terms scheduled to expire at the conclusion of its initial three-year term. Pursuant to the letter agreement, the Company will pay Ms. Stewart the same annual fee as was in effect under the Rental Agreement for the prior year, pending negotiation of a new agreement between the parties. Until such time as the parties enter into any such new agreement, the Company will be permitted to continue to exercise its rights under the existing terms of the Rental Agreement.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC. (Registrant)

Date: September 20, 2007	By:	/s/ Howard Hochhauser Howard Hochhauser
Chief Financial Officer